UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 23, 2021

LDH Growth Corp I
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40229	98-1562246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Biscayne Blvd, 19th Floor Miami, Florida 33131	33131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 524-1028

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth redeemable warrant	LDHAU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001 per share	LDHA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at exercise price of $11.50 per share	LDHAW	The Nasdaq Stock Market LLC

☒
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

This Amendment No. 1 (“Amendment No. 1”) on Form 8-K/A amends the audited balance sheet and accompanying footnotes filed as an exhibit to the Form 8-K of LDH Growth Corp I (the “Company,” “we” or “our”) as of March 23, 2021, as filed with the Securities and Exchange Commission (“SEC”) on March 29, 2021 (the “Original Form 8-K”).

This Amendment No. 1 on Form 8-K/A is presented as of the filing date of the Original Form 8-K and does not reflect events occurring after that date, or modify or update disclosures in any way other than as required to reflect the restatement as described below. Accordingly, this Amendment No. 1 on Form 8-K/A should be read in conjunction with our filings with the SEC subsequent to the date on which we filed the Original Form 8-K.

The Company is filing this Amendment No. 1 on Form 8-K/A to reflect a restatement of the Company’s audited balance sheet as of March 23, 2021 (the “Post IPO Balance Sheet”), to (i) reclassify a portion of its public shares from permanent equity to temporary equity, (ii) account for its outstanding warrants to purchase its Class A ordinary shares sold in the Initial Public Offering and Private Placement and (iii) reclassify units committed to be issued in connection with the forward purchase agreement as derivative liabilities, in each case as further described in the footnotes of the Exhibit.

Background of Restatement

The Company has reevaluated the Company’s application of ASC 480-10-S99-3A to its accounting classification of the redeemable Class A ordinary shares par value $0.0001 per share (the “Public Shares”), issued as part of the units sold in the Company’s initial public offering on March 23, 2021 (the “Initial Public Offering”). Historically, a portion of the Public Shares were classified as permanent equity to maintain shareholders’ equity greater than $5,000,000 on the basis that the Company will not redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001, as described in the Company’s amended and restated memorandum and articles of association. Previously, the Company did not consider redeemable shares classified as temporary equity as part of net tangible assets. The Company’s management re-evaluated the conclusion and determined that the Class A ordinary shares subject to redemption included certain provisions that require classification of the Class A ordinary shares as temporary equity regardless of the minimum net tangible assets required to complete the Company’s initial business combination. Pursuant to such reevaluation, the Company’s management has determined that the Public Shares include certain provisions that require classification of all of the Public Shares as temporary equity As a result, management corrected the error by restating all Class A ordinary shares subject to redemption as temporary equity. This resulted in an adjustment to the initial carrying value of the Class A ordinary shares subject to possible redemption with the offset recorded to additional paid-in capital (to the extent available), accumulated deficit and Class A ordinary shares. Effective with the filing on March 1, 2022 with the SEC of its Form 10-Q/A (as defined below) as of and for the period ended September 30, 2021, the Company revised this interpretation to include temporary equity in net tangible assets.

On December 27, 2021, the Company’s management and the audit committee of the Company’s board of directors (the “Audit Committee”) concluded that the Company’s previously issued (i) Post IPO Balance Sheet, included in the Original Form 8-K, filed with the SEC on March 29, 2021; (ii) unaudited condensed financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the SEC on May 25, 2021; and (iii) unaudited condensed consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, filed with the SEC on August 12, 2021 (collectively, the “Affected Periods”), should be restated to report all Public Shares as temporary equity and should no longer be relied upon. Upon further evaluation, the Company has determined that a restatement of the Post IPO Balance Sheet should be filed in an amended Current Report on Form 8-K/A.

As such, the Company is restating the Post-IPO Balance Sheet in this Amendment No. 1 on Form 8-K/A and has restated its financial statements for the Affected Periods in an amended Quarterly Report on Form 10-Q/A for the quarterly period ended September 30, 2021 filed on March 1, 2022 (the “Form 10-Q/A”).

The restated Post-IPO Balance Sheet included in this Amendment No. 1 on Form 8-K/A incorporates the adjustments to the Post-IPO Balance Sheet relating to the accounting for the Company’s warrants and forward purchase units as derivative liabilities/assets instead of as components of equity included in Note 2 to the interim financial statements as of and for the three months ended March 31, 2021, filed with the SEC on Form 10-Q on May 25, 2021.

The restatement does not have an impact on the Company’s cash position and cash held in the trust account established in connection with the Initial Public Offering.

The financial statements and related financial information that were included in the Original Form 8-K are superseded by the financial information in this Form 8-K/A, and the financial statements and related financial information contained in the Original Form 8-K should no longer be relied upon.

This Amendment No. 1 on Form 8-K/A sets forth the Original Form 8-K in its entirety, as amended to reflect the restatement.

The following item has been amended as a result of the restatement:

Exhibit No. 99.1, “Audited Balance Sheet as of March 23, 2021.”

Refer to Note 2, Restatement of Previously Issued Financial Statement of this Form 8-K/A for additional information and for the summary of the accounting impacts of these adjustments to the Company’s balance sheet as of March 23, 2021.

The Company previously identified a material weakness in internal controls related to the accounting for warrants issued in connection with its Initial Public Offering and the units to be issued under the forward purchase agreement. As a result of the restatement described in this Amendment No. 1 on Form 8-K/A, the Company has concluded there was a material weakness in the Company's internal control over financial reporting at the time the abovementioned financial statement was issued, and its disclosure controls and procedures were not effective at the time the abovementioned financial statement was issued. For a discussion of management’s consideration of our disclosure controls and procedures, internal controls over financial reporting, and the material weaknesses identified, see Part I, Item 4, “Controls and Procedures” of the Form 10-Q/A.

Item 8.01.	Other Events.

On March 23, 2021, LDH Growth Corp I (the “Company”) consummated its initial public offering (“IPO”) of 23,000,000 units (the “Units”), including the issuance of 3,000,000 Units as a result of the underwriters’ exercise of its over-allotment option in full.  Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A ordinary shares”), and one-fifth of one redeemable warrant of the Company.  Each whole warrant is exercisable to purchase one Class A ordinary share of the Company at a price of $11.50 per share.  Only whole warrants are exercisable.  The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000 (before underwriting discounts and commissions and offering expenses).

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale (the “Private Placement”) of 5,266,667 warrants (the “Private Placement Warrants”) to LDH Sponsor LLC at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $7,900,000.

On March 23, 2021, a total of $230,000,000, comprised of $225,400,000 of the proceeds from the IPO (which amount includes $8,050,000 of the underwriters’ deferred discount payable to the underwriters solely in the event that the Company completes an initial business combination, subject to the terms of the Underwriting Agreement, dated March 18, 2021, by and between the Company, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as underwriters) and $4,600,000 of the proceeds from the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of March 23, 2021, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement, has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of March 23, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2022	LDH GROWTH CORP I

	By:	/s/ Michel Combes
Name: Michel Combes
Title: President